UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 5, 2007 (January 1, 2007)

THORIUM POWER, LTD.
(Exact name of small business issuer as specified in its charter)

Nevada	000-28535	91-1975651
(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8300 Greensboro Drive, Suite 800, McLean, VA 22102
(Address of Principal Executive Offices)

800-685-8082
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 1, 2007, Thorium Power, Ltd. (the “Company”) entered into a consulting agreement with SEC Audit Prep Inc. (the “Consultant”) (the “Consulting Agreement”) pursuant to which Larry Goldman, the controlling stockholder of the Consultant and its only U.S. based employee, will be the Acting Chief Financial Officer and Treasurer of the Company until a permanent Chief Financial Officer is appointed, and thereafter, Mr. Goldman will provide financial consulting services and internal audit services to the Company, and will perform SOX 404 compliance, SEC compliance, audit preparation for external auditors and such other similar tasks as Company may request. Under the terms of the Consulting Agreement, the Company agreed to pay to the Consultant a monthly fee of $16,000, as consideration for his services. In addition, the Company agreed to grant to the Consultant a non-qualified ten-year option for the purchase of 150,000 shares of the common stock of the Company (the “Options”) at an exercise price of $0.30 per share. The initial term of Consulting Agreement will be two years but will be automatically extended for additional one-year periods unless terminated by either party in accordance with its terms. The Company may terminate the Consultant at its option, for any reason or no reason but must provide the Consultant with 270 days’ written notice before such termination

The Options were granted on January 1, 2007, pursuant to a stock option agreement (the “Option Agreement”) entered into between the Company and the Consultant. The Options will vest in equal monthly installments over a three year period, commencing on January 1, 2007, with accelerated vesting upon a Change of Control or termination of the Consultant by the Company without Cause (both terms as defined in the Option Agreement).

This brief description of the terms of the Consulting Agreement and the Option Agreement is qualified by reference to the provisions of those agreements, attached to this report as Exhibits 10.1 and 10.2, respectively.

On January 5, 2007, the Company entered into a Termination and Release Agreement with Thomas Graham, Jr., a director of the Company, whereby the parties agreed to terminate that certain stock option agreement, dated June 14, 2001, between Thorium Power Inc., now a subsidiary of the Company, and Mr. Graham, by which Mr. Graham was granted the option to purchase 100,000 shares of common stock in Thorium Power Inc. (the “2001 Graham Option”). Following the acquisition of Thorium Power Inc. by the Company, the 2001 Graham Option was converted into an option to purchase 2,562,780 shares of common stock of the Company.

This brief description of the terms of the Termination and Release Agreement is qualified by reference to the provisions of the agreement, attached to this report as Exhibit 10.3.

As consideration for entering into the above described termination and release agreement, the Company granted Mr. Graham 467,242 stock options under the Company’s 2006 Stock Plan by entering into a stock option agreement, dated January 5, 2007(the “2007 Graham Option”). The 2007 Graham Option vested upon the date of grant and expire on December 15, 2008. The shares underlying the 2007 Graham Option have an exercise price of $0.30.

This brief description of the terms of the 2007 Graham Option is qualified by reference to the provisions of the agreements, attached to this report as Exhibit 10.4.

ITEM 1.02. TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

Upon entering into the consulting agreement described above under Item 1.01, the Company terminated its existing consulting agreement with Mr. Goldman and SEC Audit Prep, Inc., dated June 13, 2006.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On January 5, 2007, the Company issued to Seth Grae, its President and Chief Executive Officer, 3,000,000 shares of its common stock as partial consideration for his services during the past year. Additionally, on January 5, 2007, the Company issued to Andrey Mushakov, its Executive Vice President - International Nuclear Operations, 1,000,000 shares of its common stock as partial consideration for his services during the past year.

ITEM 5.02. APPOINTMENT OF PRINCIPAL OFFICERS

Appointments of Directors.

On June 13, 2006, 2006, the Board of Directors of the Company appointed Larry Goldman as Acting Chief Executive Officer and Treasurer. Mr. Goldman will remain in such position under the terms of his new consulting agreement which is described in Item 1.01 above.

Biographical Information

Mr. Goldman became the Treasurer and Acting Chief Financial Officer of the Company on June 13, 2006.

Mr. Goldman is a certified public accountant with over 20 years of auditing, consulting and technical experience as a partner in a mid-size New York City based accounting firm, working with a wide variety of companies, assisting them in streamlining their operations and increasing profitability. Prior to joining Novastar, Mr. Goldman worked as the Chief Financial Officer, Treasurer and Vice President of Finance of WinWin Gaming, Inc. (OTCBB: WNWN), a multi-media developer and publisher of sports, lottery and other games. Prior to joining WinWin, in October 2004, Mr. Goldman was a partner at Livingston Wachtell & Co., LLP and had been with that firm for the past 19 years. Mr. Goldman is also an independent director and audit committee chairman of Winner Medical Group Inc. (OTCBB: WMDG.OB), a China based manufacturer of medical disposable products and surgical dressings. Mr. Goldman has extensive experience in both auditing and consulting with public companies, and has experience providing accounting and consulting services to the Asian marketplace, having audited several Chinese public companies.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement dated January 1, 2007 between Thorium Power, Ltd and SEC Audit Prep Inc.

10.2	Stock Option Agreement dated January 1, 2007 between Thorium Power, Ltd. and SEC Audit Prep Inc.

10.3	Termination and Release Agreement dated January 5, 2007 between Thorium Power, Ltd. and Thomas Graham, Jr.

10.4	Stock Option Agreement dated January 5, 2007 between Thorium Power, Ltd. and Thomas Graham, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in the City of Reno, Nevada on January 5, 2007.

THORIUM POWER, LTD.

By:	/s/ Seth Grae
Seth Grae
President and Chief Executive Officer

EXHIBIT INDEX

10.1	Consulting Agreement dated January 1, 2007 between Thorium Power, Ltd and SEC Audit Prep Inc.

10.2	Stock Option Agreement dated January 1, 2007 between Thorium Power, Ltd. and SEC Audit Prep Inc.

10.3	Termination and Release Agreement dated January 5, 2007 between Thorium Power, Ltd. and Thomas Graham, Jr.

10.4	Stock Option Agreement dated January 5, 2007 between Thorium Power, Ltd. and Thomas Graham, Jr.